EXHIBIT 99.1
Analyst Presentation April 2007

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward- looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Growth through Strategic Acquisitions Improve Financial Performance Acquisitions Improve Financial Performance 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Golden Eagle Acquired Salt Lake City & Mandan Acquired Kapolei Acquired Anacortes Acquired L.A. Refinery Acquisition Announced Over 600% Total Shareholder Return Since 2003

A Clear Path for Increasing Shareholder Value Base TSO 2007 2008 2011 Base TSO 1295 1295 1295 1295 Acquisition 450 450 450 Synergies 100 100 100 '07 Capital Projects 75 75 75 LA Capital Improvements 125 Coker Modification 100 100 EBITDA Generation1,2 2004 2005 2006 2007 YTD West Coast 18.28 20.18 22.59 30.8 Gulf Coast 6.47 10.82 10.9 11.55 Regional Crack Spreads EBITDA growth through current assets and pending acquisitions Capture high return projects after years of debt repayment Continue to unlock benefits of West Coast system Assets operate in regions with historically high margins California ~ 250 mbpd2 Pacific Northwest ~ 170 mbpd Mid Continent ~ 115 mpbd 1 EBITDA based on 2004-2006 historical margin environment. Acquisition and Synergy EBITDA reflects first 12-months of operations 2 Assumes closing of USA Petroleum and Shell Acquisitions Source: Platt's, OPIS

Anacortes, Washington 115 mbpd 8.2 complexity Key product: Gasoline Mandan, North Dakota 58 mbpd 7.8 complexity Key products: Gasoline & Diesel Salt Lake City, Utah 58 mbpd 6.3 complexity Key products: Gasoline & Diesel Kapolei, Hawaii 94 mbpd 4.5 complexity Key product: Jet Pro-Forma Tesoro System Corporate Office Denver Office London Office Singapore Office Auburn Office Long Beach Office Martinez, California 166 mbpd 13.5 complexity Key products: CARB Gasoline & CARB Diesel Los Angeles, California 100 mbpd 16.4 complexity Key products: CARB Gasoline & CARB Diesel Calgary Office Tesoro System Highlights 7 Refineries 663 mbpd total crude capacity 9.7 complexity Over 6,000 Employees RETAIL BRANDS Kenai, Alaska 72 mbpd 4.9 complexity Key product: Jet

Why the West Coast?

West Coast Fundamentals 2000 2001 2002 2003 2004 2005 2006 Europe 1178 9614 4605 4142 17175 10915 9792 Far East 8249 18288 12715 17132 10689 13800 26942 South America 2180 3107 1334 2912 6740 6825 4211 Canada 8519 6397 4855 15967 21678 20926 11679 Middle East 25 3400 4647 11726 6380 6997 4312 Africa - 605 1512 1559 - 792 425 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 WC 321 v. USGC 321 Differential 2.276292984 12.33151993 9.542596742 15.93179505 15.26636016 12.8087236 11.84031579 10.93080223 12.9286542 15.17409423 12.75435493 10.20774152 9.259298548 15.8377635 12.86589697 15.25373747 10.2918154 9.782258783 11.34354963 11.66015845 3.180617867 4.614266806 5.591889933 3.082142677 8.261382758 9.460156196 8.123315081 10.27520093 18.92239511 18.55699452 9.53896729 10.83885516 10.58969192 10.99831632 14.46152045 15.47233584 16.88 20.93 20.79 3 Year Average 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 10.94 California typically trades at a premium to the US Gulf Coast 3-year average = $11/bbl 2007 YTD almost $19/bbl West Coast is dependent on imports to meet demand 4% of gasoline supplied by imports, 12% of total product CARBOB increasingly sourced from Far East as PADD I absorbs European production West Coast Gasoline Imports West Coast to Gulf Coast Premium Source: Platt's Source: EIA 2004 2005 2006 2007

Set 1 30.346 31.222 31.121 31.343 30.64 30.322 30.015 29.598 28.175 28.285 28.252 28.378 27.118 27.957 28.893 28.968 27.885 27.724 27.324 28.388 28.375 28.052 29.44 28.984 28.419 29.264 29.228 28.788 29.077 29.418 28.717 28.694 27.642 27.15 27.492 27.794 28.248 28.332 28.757 29.268 28.509 27.694 27.684 26.918 26.404 26.894 27.201 26.727 27.402 27.324 27.319 28.596 5 Year Range 2.901 2.007 2.181 2.211 3.777 4.044 4.145 3.663 5.59 4.326 4.26 2.522 3.152 3.248 3.534 3.635 5.44 7.398 5.561 4.365 4.879 5.223 4.082 4.483 4.342 4.705 5.429 6.384 5.134 4.323 4.308 3.299 3.414 3.505 4.137 3.944 3.825 3.789 2.391 2.921 3.456 4.161 3.186 4.091 5.15 4.839 5.208 6.832 7.015 5.64 4.801 4.031 2007 29.544 30.809 31.574 31.924 31.511 32.582 31.721 30.818 30.116 28.561 28.55 27.07 27.31 26 West Coast Inventory and Utilization 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 4/6/2007 2007 Weekly 0.89 0.824858757 0.807281858 0.76616447 0.772755807 0.784369115 0.754237288 0.774952919 0.747332078 0.718769617 0.728813559 0.77306968 0.725360954 0.825486503 5-Year Avg 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 0.9 Current gasoline inventories at low end of 5-year range Started 2007 with 2 million barrels less than 2006 Higher than average turnarounds in 4Q06 1Q07 turnaround season is higher than average with extensive restart delays Work to meet Tier 2 gasoline and Ultra Low Sulfur Diesel specifications in 2006 delayed regular unit maintenance West Coast Weekly Utilization West Coast Gasoline Inventory Source: EIA for PADD V Source: EIA for PADD V J F M A M J J A S O N D 2007 2007 2007 2007 2007 2007 2007 2007 2007 2007 2007 2007

2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 USGC Premium v Regular 3.258870968 1.472321429 4.455645161 5.369166667 4.447580645 4.286666667 4.443548387 6.687096774 9.83 7.613709677 3.968333333 3.39516129 6.52016129 4.684482759 4.687903226 5.489166667 5.046774194 4.221666667 4.975806452 9.100806452 8.144166667 3.757258065 1.779166667 1.25483871 2.117741935 2.053571429 3.975 6.35 1/5/1900 5.3683 12.2694 6.7589 18.28083333 17.09354839 8.115833333 12.43870968 11.62096774 6.446428571 19.37419355 3.068333333 9.966935484 16.425 20.74758065 23.7766129 15.54916667 15.09435484 19.32583333 14.12741935 11.52903226 11.4563 20.1402 Year Average 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.075721792 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 5.150210033 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 7.496104071 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.4861764 14.48618 14.48618 14.48618 Need for Octane 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 LA CARBOB Premium v Regular 5.516129032 7.767857143 8.508064516 8.016666667 8 8 7.758064516 7.5 7.45 7.774193548 7.216666667 7 7.112903226 6.982758621 7.185483871 9.066666667 9.35483871 9.333333333 13.17741935 14.54032258 16.03333333 17.7016129 13.2 5.866774194 9.378709677 21.95071429 17.13225806 14.85 1/5/1900 6.6877 12.5361 12.8665 21.533 8.097419355 5.175 6.890967742 15.64516129 8.941785714 11.03629032 14.85 10.78629032 15.79166667 20.96774194 12.74193548 11.25416667 11.7983871 11.375 12.29032258 14.75 27.6071 22.4643 Year Average 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 7.591603826 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 10.89072272 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 11.89701024 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79426542 12.79427 12.79427 12.79427 Gulf Coast is exhibiting the same behavior as the West Coast after the removal of MTBE Peaks and valleys are amplified as region is more dependent on imports to balance demand The Gulf Coast is now seasonally short octane during the summer Spreads between premium and regular (octane value) has increased 3x since MTBE removal West Coast Gasoline: Premium vs. Regular Source: Platt's Source: Platt's 2003 2004 2005 2006 2003 2004 2005 2006 Calif. MTBE Removed Nationwide MTBE Removal Gulf Coast Gasoline: Premium vs. Regular

5-year Capacity Growth in Octane Components Reformer Alkylation Isomerization Oxygenates US 105 21 0 0 Latin America 168 65 38 5 Middle East 184 55 30 0 Africa 70 22 9 0 Europe 63 0 4 0 Caribbean Island 22 10 14 0 Asia 382 70 51 1 Current Base 2007 global octane = 15 mmbpd Scheduled capacity additions = 1.5% of current capacity Global additions coming outside of United States 36% coming from Asia 20% from Latin America 20% from Middle East 2008-2011 Octane Additions by Country 2008-2011 Octane Addition by Type Source: Oil & Gas Journal Source: Oil & Gas Journal 2007 2008 2009 2010 2011 Reformer 272.8654312 48.93879257 159.6050789 411.0523877 102.4973059 Alkylation 22.28419082 18.77606515 18.21778055 151.9576661 31.59631833 Isomerization 30.77953362 6.339766812 31.29941703 65.69813015 12.15906725 Oxygenates 0.107181873 0.396739019 0.111702128 5.248906004 0

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Crude 1024 1337 953 3058 950 90 500 500 0 0 0 Conversion 1206 310 521 2188 667 0 388 388 0 0 0 Hydrotreating 930 350 945 2214 733 0 456 456 0 0 0 Coking 360 361 193 891 167 132 74 74 0 0 0 Source: Oil & Gas Journal, Press Releases 10 Yr Avg Worldwide Refinery Construction Plans - all announced

Gulf Coast Cracks Forecasts 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Actual 4.76 4.79 3.66 5.1 6.75 11.89 10.88 Tesoro Base 10.88 11.34 9.51 8.91 8.84 7.13 6.32 6.16 6.11 6.21 6.64 6.76 Tesoro Prior 10.88 9.69 7.73 8.05 8.7 7.54 7.14 6.74 6.34 6.2 6.08 6.22 PIRA 10.88 9.9 8.9 6.9 5.9 4.9 5.1 5.3 5.5 5.7 5.9 5.9 P&G 10.88 9.25 8.21 7.51 6.53 6.48 6.65 6.71 6.82 6.99 7.17 7.39 TM 10.88 8.56 8.16 7.7 7.24 6.66 6.53 6.39 6.43 6.56 6.69 6.82 Source: Platt's

Shell and USA Petroleum Acquisition Review

Acquisition Overview San Diego Los Angeles San Francisco Shell 100 mbpd Los Angeles Refinery 42 mbpd product terminal About 250 Shell branded retail sites Located throughout Southern California $1.6 billion excluding inventories USA 140 USA retail sites 73 in Northern California 59 in Southern California 6 in Washington 2 in New Mexico $277 million excluding inventories

Crude Supply The Los Angeles refinery will be integrated into our present supply patterns and open new optimization opportunities for the refinery and our other Pacific Rim assets California Crudes Shell will supply California crude for six to nine months Longer-term, will integrate into a broader California crude program Foreign Crudes Existing foreign crude supplied from South America. Tesoro will integrate with the supply of heavy, sour crudes for Golden Eagle which opens up new sources of economic supply to both refineries Combined heavy, sour crude dispositions on the West Coast allows for larger shipments of Far East, Middle East and West African grades

Significant System Optimization Opportunities Anticipate $100 million of annual recurring synergies Full realization in 12 months - minimal capital required Crude Optimization - The L.A. refinery takes many of the same heavy, sour crudes as Golden Eagle, allows for larger and more ratable volumes Cat Feed Balance - The L.A. refinery is a net consumer of cat feed whereas Tesoro is presently long in the existing system Gasoline Component Upgrades - provides additional opportunities to upgrade naphtha and alkylate from the company's other refineries into CARB gasoline Ability to shift production of Arizona- grade gasoline into CARB

Significant Improvement Opportunities Anticipate $125 to $150 million of annual benefit from investments focused on increasing reliability, throughput and supply of clean fuels by an estimated 21 mbpd - fully realized by 2011 Reliability Upgrades Replace existing boilers 98% lower NOx emissions, better fuel efficiency Replace existing cogeneration facility 50% reduction in NOx emissions Improve plant electrical infrastructure Conversion Efficiency Install new coker heater to increase coker throughput Realign hydroprocessing units to increase distillate yields Crude Flexibility Upgrade waterborne crude oil receiving system and crude tankage allowing additional waterborne shipments Los Angeles Refinery Production Plans mbpd Total 121 Total 95 Excludes planned turnaround performed prior to closing

Financing Assumptions Acquisition assumptions Shell Assets: $1,630 million additional inventory of approximately $250 -$275 million at closing USA Petroleum Assets: $277 million additional inventory of approximately $10-$15 million at closing Assumed financing structure At least $700 million cash -- $986 million at 2006 year-end Remainder in borrowings Provides maximum financial flexibility for quick de-levering based on significant free cash flow outlook Pro-forma outlook Enhances credit profile - expect to maintain or upgrade our credit ratings Debt:Total Capitalization at close less than 50% Near-term free cash flow allows quick de-levering of balance sheet

Pro-Forma 2007 Earnings

Appendix

2007 Organic Growth Projects Project Benefits Golden Eagle Control Room Modernization Improved unit reliability Improved communication between operating areas Advanced process control & optimization Golden Eagle Amorco Wharf Expansion Potential for 100% waterborne crude Reduced demurrage Improved measurement accuracy of receipts Hawaii Ultra Low Diesel Optimization Sole producer of ULSD on the island Increased sulfur recovery capability Anacortes Fluid Cat Cracker Optimization Improved fuel efficiency Improved product recovery from refinery fuel system Alaska Ultra Low Sulfur Diesel Project 10 mbpd diesel desulfurization unit Sole producer of ULSD in Alaska Long term supply agreement with Flint Hills

Golden Eagle Coker Modification Planned Completion: Early 2008 Cost: $475 - $525 MM EBITDA*: $90 - $110 MM/yr EBITDA*: $90 - $110 MM/yr EBITDA*: $90 - $110 MM/yr EBITDA*: $90 - $110 MM/yr EBITDA*: $90 - $110 MM/yr Completion Percent 83% Engineering 13% Construction *Based on 2004-2006 average margin environment

Cement Prices 2000 2001 2002 2003 2004 2005 2006 $/ton 78.56 76.5 76 75 85 93.5 107.5 Source: U.S. Geological Survey +43%

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 $/metric ton 310 293 237 262 250 240 308 376 446 501 Source: meps steel prices +109% Steel Wire Rod Prices

Air Coolers Motors Exchangers Vessels Pumps Valves 2004 68 63 64 70 58 55 2005 90 120 100 100 100 90 2006(est) 110 125 120 110 110 100 Source: Global Supply Trends + 42% + 62% + 56% + 40% + 52% + 45% Process Equipment Manufacturing Capacity Utilization

Labor Compressors Pumps Exchangers Columns Pipe % change 16.8 25 35 50 60 89 2005-2003 (% Change) Source: Project Management Institute Fabricated Equipment Cost Increases

Engineering Graduate Enrollments 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Const Eng 100 97.39869685 92.12325008 88.61393548 86.76797813 85.40396532 85.98269789 88.65484589 92.98735769 101.0177711 105.7563935 Source: National Science Foundation 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 Crack 4.46 4.360793152 3.268670198 2.914263968 2.676964389 2.455659584 2.73 3.33 2.48 1.83 4.33 Enrollments GC Crack Source: Platt's

Worldwide Construction Plans - 2007-2014 585 Source: Oil & Gas Journal, Press Releases

Transaction Metrics (at 1/28/07) Enterprise Value as a Multiple of 2007 EBITDA (1) Total purchase price, including inventories, divided by Tesoro's internal estimate of first 12 months EBITDA estimates based on a 2004 - 2006 average margin environment, including synergies (2) Reflects Enterprise Value (Market Cap + Debt - Cash) at 1/25/07divided by Tesoro's internal estimate of 2007 EBITDA using 2004-2006 average margin environment including all announced capital project benefits at 2/1/2007 (3) Reflects reported transaction value (Source: John S. Herold Reports) divided by the product of Nelson Complexity Index multiplied by Crude Capacity (Oil & Gas Journal) Recent Refinery Transactions ($/Complexity Barrels) (3) (1) (2) (3)

Pro-Forma 2007 Cash Flow